     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2007

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (as depositor under a Trust Agreement, dated as of April 12, 2007, providing for, inter alia, the issuance of Fieldstone Mortgage Investment Trust, Series 2007-1 Mortgage-Backed Notes)

Fieldstone Mortgage Investment Corporation
(Exact name of registrant as specified in its charter)

Maryland	333-132444	20-2972688
State of Incorporation	(Commission File Number)	(I.R.S. Employer
Identification No.)

11000 Broken Land Parkway, Suite 600, Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 365-3642

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ]	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

      Item 8.01. Other Events

      The Registrant registered issuances of its Fieldstone Mortgage Investment Trust, Series 2007-1 Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-132444) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $358,246,000 aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Notes (collectively, the “Notes”) on April 12, 2007. This Current Report on Form 8-K contains copies of the operative agreements executed in connection with the issuance of Notes, forms of which were filed as exhibits to the Registration Statement.

      The Notes will be issued pursuant to an Indenture, dated as of April 1, 2007 (the “Indenture”), by and between Fieldstone Mortgage Investment Trust, Series 2007-1, a Delaware statutory trust (the “Issuing Entity” or the “Trust”), and Wells Fargo Bank, N.A. (“Wells Fargo”), as trust administrator (in such capacity, the “Trust Administrator”) and as indenture trustee (in such capacity, the “Indenture Trustee”). The Indenture is attached hereto as Exhibit 4.1. The Trust has been created pursuant to a trust agreement, dated as of March 23, 2007, by and between U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”), and the Registrant, as amended and restated as of April 12, 2007 (the “Trust Agreement”), by and among the Registrant, the Trust Administrator and the Owner Trustee. The Trust Agreement is attached hereto as Exhibit 4.2. The Trust has issued a single class of ownership certificates evidencing the equity interest in the Issuing Entity (the “Ownership Certificate”).

      The Notes will be secured by fixed-rate and adjustable-rate, first-lien and second-lien mortgage loans and related notes and mortgages (the “Mortgage Loans”), together with certain other assets (together with the Mortgage Loans, the “Collateral”), conveyed to the Issuing Entity and pledged under the Indenture. The Mortgage Loans were conveyed by the Fieldstone Investment Corporation (the “Seller”) to the Registrant on the Closing Date pursuant to a mortgage loan purchase agreement, dated as of April 1, 2007 (the “Mortgage Loan Purchase Agreement”), by and between the Seller and the Registrant. The Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1. On the Closing Date, the Registrant conveyed the Mortgage Loans to the Issuing Entity pursuant to a transfer and servicing agreement dated as of April 1, 2007 (the “Transfer and Servicing Agreement”), by and among the Issuing Entity, the Registrant, the Seller, the Trust Administrator, the Indenture Trustee and Litton Loan Servicing LP, as servicer (the “Servicer”). The Transfer and Servicing Agreement is attached as Exhibit 4.3 hereto. In addition, the assets of the Trust consisting of the swap agreement dated April 12, 2007 and the exhibits thereto (the “Swap Agreement”), by and between JPMorgan Chase Bank, N.A., as swap counterparty (the “Swap Counterparty”) and the Trust Administrator, which will benefit the holders of the Notes by (i) offsetting any interest rate risk associated with fluctuations in LIBOR, (ii) diminishing the basis risk associated with the hybrid adjustable-rate mortgage loans in the mortgage pool, and (iii) providing additional credit enhancement to protect against losses sustained by the mortgage loans. The Swap Agreement is attached hereto as Exhibit 99.2.

      The Notes were sold pursuant to the underwriting agreement, dated April 2, 2007 and the related pricing supplement, dated April 5, 2007 (collectively, the “Underwriting Agreement”), by and among the Registrant and Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the “Underwriters”). The Underwriting Agreement is attached hereto as Exhibit 1.1.

      Item 9.01. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 2, 2007 and the related pricing supplement, dated April 5, 2007 (collectively, the “Underwriting Agreement”), by and among the Registrant and Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the “Underwriters”).

4.1	Indenture, dated as of April 1, 2007, by and between Fieldstone Mortgage Investment Trust, Series 2007-1, a Delaware statutory trust and Wells Fargo Bank, N.A., as Trust Administrator and as Indenture Trustee.

4.2	Amended and Restated Trust Agreement, dated as of April 12, 2007, by and among the Registrant, Wells Fargo Bank, N.A., as Trust Administrator and U.S. Bank Trust National Association, as owner trustee.

4.3	Transfer and Servicing Agreement dated as of April 1, 2007, by and among the Issuing Entity, the Registrant, the Seller, Wells Fargo Bank, N.A., as Trust Administrator and as Indenture Trustee and Litton Loan Servicing LP, as Servicer.

99.1	Mortgage Loan Purchase Agreement, dated as of April 1, 2007, by and between the Seller and the Registrant.

99.2	Swap Agreement, dated as of April 12, 2007, by and between JPMorgan Chase Bank, N.A., as swap counterparty and the Trust Administrator.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIELDSTONE MORTGAGE INVESTMENT
CORPORATION
(Registrant)

By: /s/ John C. Kendall
Name: John C. Kendall
Title: Director and President

Dated: April 27, 2007

EXHIBIT INDEX

	Item 601(a) of		Sequentially
Exhibit	Regulation S-K		Numbered
Number	Exhibit No.	Description	Page

1	1.1	Underwriting Agreement, dated
		April 2, 2007 and the related
		pricing supplement, dated April
		5, 2007 (collectively, the
		“Underwriting Agreement”), by
		and among the Registrant and
		Credit Suisse Securities (USA)
		LLC, Merrill Lynch, Pierce,
		Fenner & Smith Incorporated,
		Lehman Brothers Inc. and J.P.
		Morgan Securities Inc. (the
		“Underwriters”).

2	4.1	Indenture, dated as of April 1,
		2007, by and between Fieldstone
		Mortgage Investment Trust,
		Series 2007-1, a Delaware
		statutory trust and Wells Fargo
		Bank, N.A., as Trust
		Administrator and as Indenture
		Trustee.

3	4.2	Amended and Restated Trust
		Agreement, dated as of April 12,
		2007, by and among the
		Registrant, Wells Fargo Bank,
		N.A., as Trust Administrator and
		U.S. Bank Trust National
		Association, as owner trustee.

4	4.3	Transfer and Servicing
		Agreement dated as of April 1,
		2007, by and among the Issuing
		Entity, the Registrant, the Seller,
		Wells Fargo Bank, N.A., as Trust
		Administrator and as Indenture
		Trustee and Litton Loan
		Servicing LP, as Servicer.

5	99.1	Mortgage Loan Purchase
		Agreement, dated as of April 1,
		2007, by and between the Seller
		and the Registrant.

6	99.2	Swap Agreement, dated as of
April 12, 2007, by and between
JPMorgan Chase Bank, N.A., as
swap counterparty and the Trust
Administrator.